UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (date of earliest event reported): July 3, 2002





                                 XOX CORPORATION
             (Exact name of registrant as specified in its charter)





           DELAWARE                    333-05112-C               93-0898539
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)


     1325 East 79th Street, Bloomington, MN                        55425
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (952) 876-0527


12400 Whitewater Drive, Suite 2040, Minnetonka, MN 55343
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          (Former name or former address, if changed since last report)

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ITEM 1.      CHANGE IN CONTROL OF REGISTRANT

         Effective July 3, 3002, XOX Corporation ( "XOX") completed its merger pursuant to an Agreement and Plan of Merger dated as of January 7, 2002 by and among XOX, Tele Digital Development, Inc. ("Tele Digital"), and TD Acquisition, Inc., a wholly-owned subsidiary of XOX, as amended by Amendment No. 1 to Agreement and Plan of Merger dated as of March 29, 2002 and Amendment No. 2 to Agreement and Plan of Merger dated as of June 30, 2002 (the "Merger Agreement"). In the merger, TD Acquisition, Inc. merged with Tele Digital, with Tele Digital being the surviving company and becoming a wholly-owned subsidiary of XOX.

         In the merger, the former shareholders of Tele Digital received shares of XOX common stock. In addition, in the merger, warrants and options to purchase shares of Tele Digital common stock were converted into warrants and options to purchase shares of XOX common stock. Immediately after the merger, the former Tele Digital shareholders, option holders and warrant holders together owned a total of approximately 77% of XOX common stock on a fully-diluted basis (that is, assuming the exercise of all options and warrants to purchase XOX common stock), and the pre-merger XOX stockholders owned a total of approximately 23% of XOX common stock on a fully-diluted basis. The merger involved the issuance only of XOX common stock, and no cash consideration or other consideration was issued or used in the merger.

         The directors and executive officers of XOX following the merger are as follows:

Name                    Age      Position                         Director Since
----                    ---      --------                         --------------

Richard W. Perkins      71       Director                         2002

Richard L. Barnaby      51       Director, President and          2002
                                 Chief Executive Officer

Craig Gagnon            61       Director                         1998

Steven Mercil           50       Director                         2002


Jon Harmon              44       Chief Operating Officer and      N/A
                                 Vice President of Sales and
                                 Marketing

         RICHARD W. PERKINS has served as a member of the Board of Directors of Tele Digital since 1997. He became a director of XOX when the merger became effective on July 3, 2002. Since 1984, Mr. Perkins has served as President, Chief Executive Officer and a director of Perkins Capital Management, Inc., an investment management firm that he founded. He has over 40 years of experience in the investment business. He received a Bachelors of Business Administration in 1955 and a Masters in Business Administration in 1957 from the University of Wisconsin, Madison. Mr. Perkins also serves on the board of directors of the

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following public companies: Bio-Vascular, Inc., LifeCore Biomedical, Inc.,
iNTELEFILM Corporation, CNS, Inc., PW Eagle, Inc., Paper Warehouse, Inc., Nortech Systems, Inc., Vital Images, Inc. and Quantech Ltd. He also serves on the Board of six privately-held companies.

         RICHARD L. BARNABY has served as the President, Chief Executive Officer and member of the Board of Directors of Tele Digital since 1996. He became President, Chief Executive Officer and a director of XOX on July 3, 2002, the effective date of the merger. Mr. Barnaby has extensive experience in the telecommunications industry, having worked in the wireless communications industry for the last 19 years and telecommunications for the last 25 years. Mr. Barnaby has served as the President of Enhanced Telemanagement, Inc., as the President of Indianapolis Telephone Company and as a senior executive of Century Cellunet.

         CRAIG GAGNON is a director of XOX. Mr. Gagnon is a partner with the law firm of Oppenheimer Wolff & Donnelly in Minneapolis, Minnesota. Mr. Gagnon's practice is concentrated in litigation in the areas of securities fraud, accounting malpractice and legal malpractice defense work. Mr. Gagnon chairs the Board of Trustees for William Mitchell College of Law, is a Fellow in the American College of Trial Lawyers, and is a past president of the Metropolitan Breakfast Club. Mr. Gagnon also acts as a general partner in several commercial real estate partnerships located in Minnesota. Mr. Gagnon received his Bachelor of Arts degree from the University of Minnesota (1964) and his Juris Doctor degree from William Mitchell College of Law (1968 - magna cum laude).

         STEVEN MERCIL served as Interim Chief Executive Officer of XOX from October 1997 to June 1998, Interim Chief Financial Officer of XOX from June 1998 to March 1999, and Vice Chairman from April 1999 to August 1999. Mr. Mercil also previously served as a director of XOX from 1993 to 1995 and from 1997 until 1999. Mr. Mercil currently serves as the Chief Executive Officer of MIN-Corp, a venture fund that focuses on investments in Minnesota since July 1998. He was previously the equity fund manager of Minnesota Technology, Inc. ("MTI"), an equity investment fund specializing in Minnesota technology companies. MTI granted Mr. Mercil a leave of absence to be employed at XOX on an interim basis. Mr. Mercil has more than 13 years of experience assisting in the strategic development and growth of public and private companies.

         JON HARMON has served as an employee in charge of sales and marketing at Tele Digital since August 1, 2000. He became Chief Operating Officer and Vice President of Sales and Marketing of XOX on July 3, 2002, the effective date of the merger. From August 1994 until August 2000, he was Director of Wireless Business Development with WorldCom, where he was responsible for the design, creation, deployment and implementation of that company's prepaid cellular products. Mr. Harmon has over 20 years of experience in the telecommunications industry, with the last 18 years specifically in cellular/wireless. Mr. Harmon has held numerous executive management positions with several corporations, including GTE, Audiovox and MCI. Mr. Harmon is the former President and Chief Executive Officer of Unicell America Inc., one of the nation's largest cellular resellers.

         The Merger Agreement provides that Messrs. Perkins, Barnaby, Gagnon and Mercil are to appoint one other director to the XOX Board of Directors, which has not as yet occurred.

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ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS

         On June 28, 2002, Tele Digital's common stock was subject to a one-for-two reverse stock split. Effective July 3, 2002, XOX's wholly-owned subsidiary, TD Acquisition, Inc., merged with Tele Digital, with Tele Digital as the surviving corporation. In the merger, each post-reverse stock split share of Tele Digital common stock was converted into .7483 shares of XOX common stock, each warrant to purchase one share of post-reverse stock split Tele Digital common stock was converted into .7483 shares of XOX common stock, and each option to purchase one share of post-reverse stock split Tele Digital common stock was converted into an option to purchase .7483 shares of XOX common stock. Immediately after the merger, the former Tele Digital shareholders, option holders and warrant holders together owned approximately 77% of XOX's common stock on a fully-diluted basis, and the pre-merger XOX stockholders owned approximately 23% on a fully-diluted basis.

         For accounting purposes, the merger will be accounted for as a reverse acquisition, with Tele Digital as the acquirer. The historical financial statements of Tele Digital will become the historical financial statements of XOX, and the assets and liabilities of XOX will be accounted for as required under the purchase method of accounting. Results of operations of XOX will be included in the financial statements from July 3, 2002, the effective date of the merger.

         Additional information with respect to the merger is set forth in the Merger Agreement, which is incorporated herein by reference as Exhibits 2.1 and
2.2 and filed with this Form 8-K as Exhibit 2.3. XOX's common stock is currently quoted on The Over-The-Counter Bulletin Board under the symbol "xox.c."

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of businesses acquired.

         Without unreasonable effort or expense, XOX could not complete the financial statements required by Item 7(a) of Form 8-K in time to file them with this initial Form 8-K. By an amendment to this Form 8-K, XOX will file the required financial statements no later than 60 days after the date that this initial report on Form 8-K was due, or on or before September 16, 2002.

         (b)      Pro forma financial information.

         Without unreasonable effort or expense, XOX could not complete the pro forma financial information required by Item 7(b) of Form 8-K in time to file such information with this initial Form 8-K. By an amendment to this Form 8-K, XOX will file the required pro forma financial information not later than 60 days after the date that this initial report on Form 8-K was due, or on or before September 16, 2002.

         (c)      Exhibits.

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         The following exhibits are filed as part of or are incorporated by reference to this Current Report Form 8-K, as indicated:

         2.1 Agreement and Plan of Merger dated as of January 7, 2002 by and among Tele Digital, XOX and TD Acquisition, Inc. (incorporated herein by reference to Appendix A to XOX's definitive Proxy Statement filed with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934 on May 8, 2002.)

         2.2 Amendment No. 1 to Agreement and Plan of Merger dated as of March 29, 2002 by and among XOX, Tele Digital, and TD Acquistion, Inc. (incorporated herein by reference to Appendix A to XOX's definitive Proxy Statement filed with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934 on May 8, 2002.)

         2.3 Amendment No. 2 to Agreement and Plan of Merger dated as of June 30, 2002 by and among XOX, Tele Digital and TD Acquisition, Inc.

FORWARD-LOOKING STATEMENTS

         This Form 8-K contains certain "forward-looking statements" which represent XOX's expectations or beliefs, including, but not limited to, statements concerning industry performance and XOX's operations, performance, financial condition, plans, growth and strategies. Any statements contained in this Form 8-K that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "will," "expect," "anticipate," "intend," "could," "estimate" or "continue" or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements by their nature involve substantial risks and uncertainties, certain of which are beyond XOX's control, and actual results may differ materially depending on a variety of important factors many of which are beyond the control of XOX.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 17, 2002


                                         /s/ Richard L. Barnaby
                                        ----------------------------------------
                                        XOX Corporation
                                        Richard L. Barnaby
                                        President and Chief Executive Officer